EXHIBIT 10.9

EXECUTION COPY

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of March 16, 2010, by and among INTERNATIONAL ADVISORY HOLDINGS CORP., a Delaware corporation (“Holdings”), INTERNATIONAL CONSULTING ACQUISITION CORP., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 16, 2007 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Fourth Amendment, the parties hereto wish to amend to certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.             Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Excess Cash Flow Payment Date” appearing therein in its entirety and inserting the following new definition in lieu thereof:

““Excess Cash Flow Payment Date” shall mean the date occurring 100 days after the last day of each fiscal year of Holdings (commencing with the fiscal year of Holdings ending December 31, 2008, but excluding the fiscal year of Holdings ending December 31, 2010).”.

2.             Section 5.02(b) of the Credit Agreement is hereby amended by deleting Section 5.02(b)(i) therein in its entirety and inserting the following new Section 5.02(b)(i) in lieu thereof:

“(b) (i)  In addition to any other mandatory repayments pursuant to this Section 5.02, on each date set forth below (each, a “Scheduled Initial Term Loan Repayment Date”), the Borrower shall be required to repay that principal amount of Initial Term Loans, to the extent then outstanding, as is set forth opposite each such date below (each such repayment, as the same may be (x) reduced as provided in Section 5.01(a), 5.01(b) or 5.02(g) with respect to payments made after March 16, 2011 or (y) increased as provided in Section 2.14(c), a “Scheduled Initial Term Loan Repayment”):

Scheduled Initial Term Loan Repayment Date	Amount
The last Business Day of Holdings’ fiscal quarter ending June 30, 2011	$1,000,000

The last Business Day of Holdings’ fiscal quarter ending September 30, 2011	$1,000,000

The last Business Day of Holdings’ fiscal quarter ending December 31, 2011	$1,000,000

The last Business Day of Holdings’ fiscal quarter ending March 31, 2012	$1,750,000

The last Business Day of Holdings’ fiscal quarter ending June 30, 2012	$1,750,000

The last Business Day of Holdings’ fiscal quarter ending September 30, 2012	$1,750,000

The last Business Day of Holdings’ fiscal quarter ending December 31, 2012	$1,750,000

The last Business Day of Holdings’ fiscal quarter ending March 31, 2013	$2,500,000

The last Business Day of Holdings’ fiscal quarter ending June 30, 2013	$2,500,000

The last Business Day of Holdings’ fiscal quarter ending September 30, 2013	$2,500,000

The last Business Day of Holdings’ fiscal quarter ending December 31, 2013	$2,500,000

Scheduled Initial Term Loan Repayment Date	Amount
The last Business Day of Holdings’ fiscal quarter ending March 31, 2014	$2,500,000

The last Business Day of Holdings’ fiscal quarter ending June 30, 2014	$2,500,000

The last Business Day of Holdings’ fiscal quarter ending September 30, 2014	$2,500,000

Initial Term Loan Maturity Date	$39,312,500”.

3.             Section 5.02(g) of the Credit Agreement is hereby amended by deleting the text “Sections 5.02(c), (d), (e) and (f)” each place such text appears in said Section and inserting the text “Sections 5.02(c), (d), (e), (f) and (j)” in lieu thereof in each such place.

4.             Section 5.02 of the Credit Agreement is hereby further amended by inserting the following new Section 5.02(j) immediately following Section 5.02(i):

“(j)          In addition to any other mandatory repayments pursuant to this Section 5.02, on March 31, 2011, the Borrower shall be required to prepay outstanding Initial Term Loans in an aggregate principal amount equal to $3,000,000, which amount shall be applied in accordance with the requirements of Sections 5.02(g) and (h).”.

5.             Section 10.07 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 10.07 in lieu thereof:

“10.07     Total Leverage Ratio. Holdings will not permit the Total Leverage Ratio at any time during a period set forth below to exceed the ratio set forth opposite such period below:

Period	Ratio
Initial Borrowing Date through and including June 29, 2008	4.25:1.00
June 30, 2008 through and including September 29, 2008	4.00:1.00
September 30, 2008 through and including March 30, 2009	3.75:1.00

March 31, 2009 through and including June 29, 2009	3.50:1.00
June 30, 2009 through and including September 29, 2010	3.25:1.00
September 30, 2010 through and including December 30, 2010	3.35:1.00
December 31, 2010 through and including June 29, 2011	3.50:1.00
June 30, 2011 through and including December 30, 2011	3.85:1.00
December 31, 2011 through and including March 30, 2012	3.50:1.00
March 31, 2012 through and including June 29, 2012	3.25:1.00
June 30, 2012 through and including March 30, 2013	3.00:1.00
March 31, 2013 through and including June 29, 2013	2.75:1.00
June 30, 2013 through and including September 29, 2013	2.50:1.00
September 30, 2013 through and including March 30, 2014	2.25:1.00
March 31, 2014 and thereafter	2.00:1.00”.

II.            Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Fourth Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as hereinafter defined), both immediately before and after giving effect to this Fourth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents, are true and correct in all material respects on the Fourth Amendment Effective Date, both immediately before and after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty which by its terms is made as of a specific date shall be true and correct in all material respects only as of such specific date).

2.             The Credit Agreement is modified only by the express provisions of this Fourth Amendment and this Fourth Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.             This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when (i) Holdings, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention:  May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com) and (ii) the Borrower shall have paid the outstanding fees and expenses of White & Case LLP in connection with the Credit Agreement.

6.             From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

INTERNATIONAL ADVISORY HOLDINGS CORP.

By:	/s/ Randy Scheller
	Name:	Randy Scheller
	Title:	Vice President and Treasurer

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:	/s/ Randy Scheller
	Name:	Randy Scheller
	Title:	Vice President and Treasurer

Signature page to Fourth Amendment to TPI Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative Agent

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

Signature page to Fourth Amendment to TPI Credit Agreement